Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Apollo Capital Group, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ramon Cachafeiro Troitiño, Secretary-Treasurer (principal financial officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Ramon Cachafeiro Troitiño
Ramon Cachafeiro Troitiño
Secretary-Treasurer
(principal financial officer)
August 17, 2010